SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 14, 2011

T3 MOTION, INC.
(Exact name of registrant as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-150888 (Commission File No.)	20-4987549 (IRS Employee Identification No.)
2990 Airway Avenue
Costa Mesa, California 92626
(Address of Principal Executive Offices)
(714) 619-3600
(Issuer Telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements
     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.
Item 1.01. Entry into a Material Definitive Agreement
On January 14, 2011, the Registrant delivered a 10% unsecured promissory note (the “Note”) in the principal amount of $1,000,000 that matures on October 1, 2013 to Alfonso G. Cordero and Mercy B. Cordero (“Noteholder”). The Note was dated as of September 30, 2010. Interest payments of $8,333.33 are due on the first day of each calendar month commencing November 1, 2010 and continuing each month thereafter. The Noteholder subsequently waived payment obligations from November 1, 2010 through January 1, 2011 and the parties agreed that accrued interest during that time would be paid at February 6, 2011.
The Registrant may prepay the Note, but must prepay in full only. The Registrant will be in default under the Note upon: (1) failure to timely make payment; and (2) failure to perform other agreements under the Note within 10 days of request from the holder of the Note (“Holder”). Upon such event of default, the Holder may declare the Note immediately due and payable. The applicable interest rate will be upon default will be increased to 15% or the maximum rate allowed by law.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10.1	10% Unsecured Promissory Note in the principal amount of $1,000,000 issued by the Registrant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 Motion, Inc.
Date: January 20, 2011	By:	/s/ Kelly Anderson
Kelly Anderson
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
10.1	10% Unsecured Promissory Note in the principal amount of $1,000,000 issued by the Registrant